10.2 Second Amendment Agreement to Term Loan Agreement with First Union Bank of Connecticut.

                           SECOND AMENDMENT AGREEMENT

            AGREEMENT, dated as of October 16, 1997, to be effective as of June 30, 1997, among SEMICONDUCTOR PACKAGING MATERIALS CO., INC., a Delaware corporation, ASP REALTY COMPANY, a Delaware corporation, AMERICAN SILICON PRODUCTS, INC., a Delaware corporation, POLESE COMPANY, INC., a California corporation, RETCONN INCORPORATED, a Connecticut corporation, SPM HOLDINGS CORPORATION, a Delaware corporation, TYPE III, INC., a California corporation, S.T. ELECTRONICS, INC. a California corporation and FIRST UNION BANK OF CONNECTICUT, a Connecticut banking corporation.

                                   Background
                                   ----------

            A. Capitalized terms not otherwise defined shall have the meanings ascribed to them in the Credit Agreement dated January 23, 1997, between Semiconductor Packaging Materials Co., Inc. and First Union Bank of Connecticut (as amended, modified or supplemented from time to time, the "Credit Agreement")

            B. The Borrower has requested that the Lender modify the Interest Coverage Ratio contained in the Credit Agreement.

            C. The Lender has agreed to the Borrower's and the Subsidiary Guarantors' requests subject to the terms and conditions of this Agreement.

                                    Agreement
                                    ---------

            In consideration of the Background, which is incorporated by reference, the parties, intending to be legally bound, agree as follows:

1. Modifications. All of the terms and provisions of the Credit Agreement shall remain in full force and effect except that Section 9.11 of the Credit Agreement is deleted and the following is substituted therefor:

      9.11 Interest Coverage Ratio. The Borrower, on a consolidated basis, shall maintain: (a) as at March 31, 1997, computed for the period beginning on the first day of the 1997 fiscal year and ending on March 31, 1997, an Interest Coverage Ratio of not less than 3.75 to 1.00; and (b) as at June 30, 1997, computed for the period beginning April 1, 1997 and ending on June 30, 1997, an Interest Coverage Ratio of not less than 3.25 to 1.00; (c) as at September 30, 1997, computed for the period beginning July 1, 1997 and ending on September 30, 1997, an Interest Coverage Ratio of not less than 3.25 to 1.00; (d) as at December 31, 1997 computed for the period beginning October 1, 1997 and ending on December 31, 1997, an Interest Coverage Ratio of not less than 3.75 to 1.00;
(e) as at the end of each subsequent fiscal quarter, computed for the period beginning on the first day of the fiscal year in which such quarter occurs and ending on the last day of such fiscal quarter, an Interest Coverage Ratio of not less than 4.00 to 1.00.

2. Conditions Precedent. The Lender's obligations under this Agreement are contingent upon the Lender's receipt of the following, all in form, scope and content acceptable to the Lender in its sole discretion:


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


      (a) Amendment Agreement. This Agreement duly executed by the parties hereto;

      (b)   Deleted

      (c) Legal Fees. Payment to the Lender of all legal fees and expenses incurred by the Lender in connection with this Agreement; and

      (e) Other. Such other agreements and instruments as the Lender shall require.

3. Reaffirmation By Borrower. The Borrower acknowledges and agrees, and reaffirms, that it is legally, validly and enforceably indebted to the Lender under the Notes without defense, counterclaim or offset, and that it is legally, validly and enforceably liable to the Lender for all costs and expenses of collection and attorneys' fees related to or in any way arising out of this Agreement, the Credit Agreement, the Notes and other Credit Documents. The Borrower hereby restates and agrees to be bound by all covenants contained in the Credit Agreement and the other Credit Documents and hereby reaffirms that all of the representations and warranties contained in the Credit Agreement remain true and correct in all material respects. The Borrower represents that except as set forth in the Credit Agreement, there are not pending or to the Borrower's knowledge threatened, legal proceedings to which the Borrower or any of the Subsidiary Guarantors is a party or which materially or adversely affect the transactions contemplated by this Agreement or the ability of the Borrower or any of the Subsidiary Guarantors to conduct its business. The Borrower acknowledges and represents that the resolutions of the Borrower dated January 23, 1997, remain in full force and effect and have not been amended, modified, rescinded or otherwise abrogated.

4. Reaffirmation by the Subsidiary Guarantors. Each of the Subsidiary Guarantors acknowledges that each is legally and validly indebted to the Lender under the Subsidiary Guaranty of each without defense, counterclaim or offset. Each of the Subsidiary Guarantor affirms that the Subsidiary Guaranty of each remains in full force and effect and acknowledges that the Subsidiary Guaranty of each encompasses, without limitation, the amount of the Loan, as modified herein.

5. Reaffirmation re: Collateral. The Borrower and the Subsidiary Guarantors reaffirm the liens, security interests and pledges encumbering the Security Agreement Collateral to secure the obligations of each thereunder.

6. Other Representations by Borrower and Subsidiary Guarantors. The Borrower and the Subsidiary Guarantors each represents and confirms that (a) no Default or Event of Default has occurred and is continuing and that the Lender has not given its consent to or waived any Default or Event of Default and (b) the Credit Agreement and the other Credit Documents are in full force and effect and enforceable against the Borrower and the Subsidiary Guarantors in accordance with the terms thereof. The Borrower and the Subsidiary Guarantors each represents and confirms that as of the date hereof, each has no claim or defense (and the Borrower and the Subsidiary Guarantors each hereby waive every claim and defense) against the Lender arising out of or relating to the Credit Agreement and the other Credit Documents or the making, administration or enforcement of the Loans and the remedies provided for under the Credit Documents.


7. No Waiver By Lender. The Borrower and the Subsidiary Guarantors each acknowledges that (a) by the execution by each of this Agreement, the Lender is not waiving any Default, whether now


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


      existing or hereafter occurring, disclosed or undisclosed, by the Borrower under the Credit Documents and (b) the Lender reserves all rights and remedies available to it under the Credit Documents and otherwise.

8.    Miscellaneous.

      (d) This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

      (e) This Agreement and the rights and the obligations of the parties hereunder shall be governed by, and construed in accordance with, the laws of the State of Connecticut.

      (f) This Agreement shall be deemed a Credit Document under the Credit Agreement for all purposes.

      The parties have executed this agreement as of the date first written above.


                                            SEMICONDUCTOR PACKAGING
                                            MATERIALS CO., INC.

                                               By: /s/ Andrew A. Lozyniak
                                                  -----------------------
                                                  Name:  Andrew A. Lozyniak
                                                  Title: Treasurer and Secretary


                                            ASP REALTY COMPANY

                                               By: /s/ Andrew A. Lozyniak
                                                  -----------------------
                                                  Name:  Andrew A. Lozyniak
                                                  Title: Assistant Treasurer and
                                                         Assistant Secretary


                                            AMERICAN SILICON PRODUCTS, INC.

                                               By: /s/ Andrew A. Lozyniak
                                                  -----------------------
                                                  Name:  Andrew A. Lozyniak
                                                  Title: Assistant Treasurer and
                                                         Assistant Secretary


                                            POLESE COMPANY, INC.

                                               By: /s/ Andrew A. Lozyniak
                                                   ----------------------
                                                  Name:  Andrew A. Lozyniak
                                                  Title: Treasurer and Secretary


                                            RETCONN INCORPORATED

                                               By: /s/ Andrew A. Lozyniak
                                                  -----------------------
                                                  Name:  Andrew A. Lozyniak
                                                  Title: Treasurer and Secretary


                                            SPM HOLDINGS CORPORATION

                                               By: /s/ Andrew A. Lozyniak
                                                  -----------------------
                                                  Name:  Andrew A. Lozyniak
                                                  Title: Treasurer and Secretary


                                            TYPE III, INC.

                                               By: /s/ Andrew A. Lozyniak
                                                  -----------------------
                                                  Name:  Andrew A. Lozyniak
                                                  Title: Treasurer and Secretary

                                            S.T. ELECTRONICS, INC.

                                               By: /s/ Andrew A. Lozyniak
                                                  -----------------------
                                                  Name:  Andrew A. Lozyniak
                                                  Title: Treasurer and Secretary


                                            FIRST UNION BANK OF CONNECTICUT
                                               By: /s/ Reyno A. Giallongo
                                                  -----------------------
                                                  Name: Reyno A. Giallongo
                                                  Title: Senior Vice President


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